UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Emerging Markets Fixed Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

20 Portfolio Summary

22 Investment Portfolio

28 Financial Statements

32 Financial Highlights

37 Notes to Financial Statements

48 Report of Independent Registered Public Accounting Firm

49 Tax Information

50 Investment Management Agreement Approval

55 Summary of Management Fee Evaluation by Independent Fee Consultant

60 Directors and Officers

64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.34%, 2.28%, 2.13% and 1.05% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B and Class C shares and for the 3-year, 5-year and 10-year periods shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Fixed Income Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Emerging Markets Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	-32.54%	-5.56%	1.90%	8.86%
Class B	-33.07%	-6.31%	1.12%	8.01%
Class C	-33.07%	-6.27%	1.14%	8.02%
JPMorgan Emerging Markets Bond Index Plus+	-18.15%	-.09%	4.66%	10.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Cumulative Total Returns as of 10/31/08
DWS Emerging Markets Fixed Income Fund	Life of Class*
Institutional Class	-31.15%
JPMorgan Emerging Markets Bond Index Plus+	-18.58%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/08	$ 7.96	$ 7.99	$ 7.98	$ 7.97
10/31/07	$ 12.49	$ 12.53	$ 12.51	$ 12.11**
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .66	$ .56	$ .56	$ .52
Latest Quarterly Income Dividend	$ .1644	$ .1423	$ .1426	$ .1747
SEC 30-day Yield as of 10/31/08++	10.96%	10.71%	10.67%	11.89%
Current Annualized Distribution Rate as of 10/31/08++	8.26%	7.12%	7.15%	8.77%
** Institutional Class commenced operations on March 3, 2008.
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 10.81%, 10.49% and 10.36% for Class A, B and C shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 8.11%, 6.90% and 6.84% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	72	of	80	89
3-Year	44	of	49	88
5-Year	30	of	42	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Fixed Income Fund — Class A [] JPMorgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,443	$8,043	$10,494	$22,327
	Average annual total return	-35.57%	-7.00%	.97%	8.36%
Class B	Growth of $10,000	$6,501	$8,082	$10,490	$21,604
	Average annual total return	-34.99%	-6.85%	.96%	8.01%
Class C	Growth of $10,000	$6,693	$8,234	$10,583	$21,628
	Average annual total return	-33.07%	-6.27%	1.14%	8.02%
JPMorgan Emerging Markets Bond Index Plus+	Growth of $10,000	$8,185	$9,973	$12,557	$26,404
	Average annual total return	-18.15%	-.09%	4.66%	10.20%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Institutional Class [] JPMorgan Emerging Markets Bond Index Plus+

Comparative Results as of 10/31/08
DWS Emerging Markets Fixed Income Fund		Life of Class*
Institutional Class	Growth of $1,000,000	$688,500
	Average annual total return	-31.15%
JPMorgan Emerging Markets Bond Index Plus+	Growth of $1,000,000	$814,200
	Average annual total return	-18.58%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.19% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Emerging Markets Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	-32.41%	-5.36%	2.15%	9.14%
JPMorgan Emerging Markets Bond Index Plus+	-18.15%	-.09%	4.66%	10.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 7.96
10/31/07	$ 12.49
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .68
Latest Quarterly Income Dividend	$ .1700
SEC 30-day Yield as of 10/31/08++	11.86%
Current Annualized Distribution Rate as of 10/31/08++	8.54%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 11.52% had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 8.20% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Emerging Markets Debt Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	71	of	80	88
3-Year	43	of	49	86
5-Year	29	of	42	68
10-Year	23	of	32	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Fixed Income Fund — Class S [] JPMorgan Emerging Markets Bond Index Plus+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Emerging Markets Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,759	$8,477	$11,120	$23,978
	Average annual total return	-32.41%	-5.36%	2.15%	9.14%
JPMorgan Emerging Markets Bond Index Plus+	Growth of $10,000	$8,185	$9,973	$12,557	$26,404
	Average annual total return	-18.15%	-.09%	4.66%	10.20%

The growth of $10,000 is cumulative.

+ The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 687.90	$ 685.30	$ 685.80	$ 688.60	$ 689.90
Expenses Paid per $1,000*	$ 5.69	$ 8.98	$ 8.94	$ 4.58	$ 4.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,018.40	$ 1,014.48	$ 1,014.53	$ 1,019.71	$ 1,020.31
Expenses Paid per $1,000*	$ 6.80	$ 10.74	$ 10.68	$ 5.48	$ 4.88
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Fixed Income Fund	1.34%	2.12%	2.11%	1.08%	.96%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Emerging Markets Fixed Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Emerging Markets Fixed Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Investment Services Limited ("AAMISL"), a US registered investment advisor, AAMISL served as subadvisor. AAMISL provides a full range of international investment advisory services to institutional and retail clients.

AAMISL is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMISL is located at One Bow Churchyard, London EC4M 9HH, United Kingdom. Effective December 1, 2008, AAMISL is no longer the subadvisor to the fund.

Portfolio Management Team

The following portfolio managers were responsible for the day-to-day management of the fund's investment portfolio for the period covered by this report:

Brett Diment

Head of Emerging Markets and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991. Head of Emerging Markets.

• BSc from London School of Economics.

Edwin Gutierrez

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2002.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2000 after five years of experience, including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc from Georgetown University.

Nima Tayebi

Portfolio Manager, Emerging Markets and Co-Manager of the fund.

• Joined Aberdeen Asset Management in 2005 and the fund in 2003.

• Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as an emerging currency fund manager.

• Spent the previous eight years as an executive director responsible for emerging markets trading at Millennium Global Investments, and previously Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

• BA from Cambridge University, M.Phil from Cambridge University.

Effective December 1, 2008, the following portfolio managers are responsible for the day-to-day management of the fund's investment portfolio:

Kenneth R. Bowling, CFA, Managing Director

Head of Institutional Fixed Income Investments, Americas: Louisville.

• Joined Deutsche Asset Management in 2007 after 14 years of experience at INVESCO where he was most recently director of US fixed Income.

• BS and MEng from University of Louisville.

Jamie Guenther, CFA, Managing Director

Head of Institutional Credit: Louisville.

• Joined Deutsche Asset Management in 2007 after 25 years of experience, most recently as head of Credit Research and CDO/CSO Credit for INVESCO. Prior to that he was head of financial institution investment research at Duff & Phelps Investment Research. Before that he was a global security analyst for Alexander & Alexander. He began his career in 1982 at Touche Ross Financial Consulting.

• BBA from Western Michigan University.

John Brennan, Director

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 14 years of experience at INVESCO and Freddie Mac. Prior to joining was head of Structured Securities sector team for INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

• BS from University of Maryland; MBA from William & Mary.

Bruce Harley, CFA, CEBS, Director

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 18 years of experience at INVESCO where he was head of Governments and Derivatives, responsible for positioning for US duration and term structure; Government and futures trading.

• BS in Economics from University of Louisville.

J. Richard Robben, CFA, Vice President

Portfolio Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

• BA from Bellarmine University.

David Vignolo, CFA, Vice President

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 20 years of experience that included head of corporate bond trading and portfolio manager for INVESCO and Conning Asset Management Co., and corporate bond trader and portfolio manager for ANB Investment Management Co.

• BS from Indiana University; MBA from Case Western Reserve University.

J. Kevin Horsley, CFA, CPA, Director

Credit Analyst for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, of which 11 were at INVESCO as senior analyst for a variety of credit sectors. He also has experience in the structured securities market (asset-backed and commercial mortgage-backed securities), and in research coverage of foreign exchange markets, corporate finance, market planning in the telecom sector, and in public accounting.

• BA from Transylvania University; MBA from Owen Graduate School of Management, Vanderbilt University.

Stephen Willer, CFA, Vice President

Portfolio manager for Institutional Fixed Income: Louisville.

• Joined Deutsche Asset Management in March 2007 after 13 years of experience, 11 of which were at AMVESCAP, INVESCO Institutional, where he was CDO portfolio manager responsible for structuring, pricing and managing corporate credit CSOs, developing CDS based trading strategies and vehicles, and Alpha decisions for CDS index trading. He started his career as a financial analyst at Providian Capital Management.

• BS in Finance/Economics from the University of Richmond.

In the following interview, the portfolio management team discusses the market environment and DWS Emerging Markets Fixed Income Fund's strategy during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did emerging-markets bonds perform during the past 12 months?

A: The asset class performed poorly during the past year, with most of the damage coming in October — the worst single month since the 1998 Russia crisis. The JPMorgan Emerging Markets Bond Index Plus (EMBI+), the fund's benchmark, declined 18.15% for the year, with losses of 6.71% in September and 13.79% in October.1 The yield spread of the index rose from 186 basis points (1.86 percentage points) one year ago to 629 on October 31, 2008, an overall widening of 443 basis points.2 The peak yield spread was 865 basis points, registered in mid-October.

The substantial downturn in emerging-markets bonds, which followed several years of strong performance, was initially triggered by the collapse of Lehman Brothers in September. In the ensuing panic, liquidity dried up and investors fled from higher-risk assets into the relative safety of cash and US Treasuries. Making matters worse was the process of global "deleveraging," in which hedge funds and other leveraged investors were forced to sell their holdings at any price in order to raise cash. This phenomenon pressured not just the bonds of emerging nations, but also their currencies. Outflows from retail investors also played a role in the illiquid conditions. The environment improved somewhat in late October following coordinated rate cuts by central banks in the United States, Europe and the United Kingdom; International Monetary Fund bailout packages for Hungary and Ukraine; and the creation of a fast-track financing facility for top-tier emerging countries. Still, this late recovery was not enough to offset the substantial losses incurred earlier in the month.

1 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency- denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The yield spread is the difference in yield between emerging-markets bonds and Treasuries, the latter of which is seen to be free of credit risk. Narrow spreads are a sign of positive performance, wider spreads indicate negative performance.

The dollar-denominated sovereign bonds of Brazil, Mexico, Colombia and the Philippines outperformed during the annual period, while Argentina, Venezuela, Indonesia and Ukraine were the most significant underperformers. The performance from local currency debt was mixed, with Egypt outperforming and Brazil, Peru and Turkey lagging.3

Q: How did the fund perform during this time?

A: For the 12-month period ended October 31, 2008, the total return of the fund's Class A shares was -32.54%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

The fund underperformed the -18.15% return of its benchmark, the JPMorgan EMBI+, as well as the -24.08% average return of the funds in the Lipper peer group — Emerging Markets Debt Funds.4

3 Countries can issue both dollar-denominated "external" debt issued on the global markets and local currency debt issued within the home markets. Local currency debt is affected by both movements in the price of a country's bonds and the price movements of its currency.
4 Lipper's Emerging Markets Debt Funds category includes those funds that seek either current income or total return by investing primarily in emerging-market debt securities, where "emerging-market" is defined by a country's GNP per capita or other economic measures. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

We are disappointed with the recent performance of the fund, which reverses a long period in which the fund generated strong results in relation to both the benchmark and its peer group. In general, the fund was hurt by positions in higher-beta assets, which performed poorly in an environment of global credit retrenchment and heightened risk aversion.5 Returns were also pressured by positions in local currency debt, which underperformed at a time when investors fled emerging currencies and sought refuge in the US dollar.

5 "Higher-beta" means that an issue tends to be more volatile than the overall market.

When assessing the fund's performance during the past three months, it is important to keep in mind that this autumn has been an extremely unusual time for emerging-market bonds. Liquidity conditions and investor risk appetites, rather than fundamentals, have been the key driver of returns for the asset class.

Q: What country allocations had the most significant impact on performance?

A: The news in Brazil, the largest issuer in the asset class, was generally positive. The country joined Mexico and Chile in the investment-grade category, which helped performance in the first half of the year. Brazil's economy continued to boom behind robust domestic demand and the fact that commodity prices were strong for most of the year. Despite these positive factors, Brazil underperformed in the September-October sell-off. This reflects the fact that the most easily traded securities in the asset class were hit hard amid widespread deleveraging. In addition, the downturn in Brazil's local currency debt was exacerbated by the sharp selloff in the real. The fund's position in Brazil's dollar-denominated debt helped performance, but its position in the country's local currency debt was a negative.

Argentina was one of the main detractors from performance during the period, reflecting the general aversion toward higher-beta issues and concerns over the policy framework of the new Cristina Kirchner administration. On a positive note, Argentina's fiscal position is in surplus, which is a departure from the past when fiscal deficits were the norm.

Russia and Turkey remained the fund's two top positions in the Emerging Europe/Middle East/Africa region. Russian debt performed relatively well throughout the period with the exception of August, during which all Russian assets weakened due to the fallout from the country's invasion of Georgia. In Turkey, the AKP government (Adalet ve Kalkinma Partisi or Ak Parti) received some good news at the end of July following months of uncertainty, as a vote in the Constitutional Court to ban the party on the basis of alleged antisecular activities fell short of the required majority. The verdict sparked a rally in both Turkish bonds and the lira. Elsewhere in the region, Ukraine's debt declined due to rising political uncertainty and the collapse of the country's coalition government in September. Economic growth in Ukraine remained robust through the year, with gross domestic product expected to grow nearly 7% in 2008.

The fund's Asian positions have had a mixed performance, with the Philippines outperforming Indonesia. Indonesia has been an overweight position in the hard currency (dollar-denominated) portion of the portfolio during the year, and it had a disappointing performance in the first half of 2008 due to concerns about new issuance and the outlook for both inflation and the fiscal situation. A more responsive action by policy makers — including interest rate hikes and the removal of some fuel subsidies — prompted a rebound in Indonesia during the summer, but this was more than offset by the autumn sell-off.

We also invested selectively in corporate debt securities within certain countries in order to take advantage of their higher yields relative to sovereign securities. In these cases, we confined the portfolio's exposure to healthy companies with robust balance sheets, and kept the size of individual positions moderate in order to retain access to market liquidity. While we continue to favor this asset class as a way to improve the fund's yield over the long term, corporate issues underperformed amid the extremely difficult environment of September and October.

Q: On December 1, 2008, Deutsche Asset Management assumed all day-to-day advisory responsibilities for the fund that were previously delegated to the subadvisor. What is the view of the new team on the outlook for emerging markets debt?

A: In the short term, we expect the outlook for emerging-market bonds to remain closely tied to the volatile conditions in the global financial markets. From a longer-term standpoint, however, we believe the elevated level of yield spreads indicates that values are attractive. Our basis for this view is that while yields have increased substantially due to the extreme, fear-based dislocations in the broader global financial markets, the long-term fundamental outlook for the emerging-market economies remains firmly intact.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	10/31/08	10/31/07

Sovereign Bonds	67%	80%
Financials	18%	7%
Loan Participations and Assignments	5%	3%
Utilities	3%	2%
Industrials	2%	2%
US Treasury Obligations	1%	—
Consumer Staples	1%	1%
Energy	1%	2%
Consumer Discretionary	1%	2%
Cash Equivalents	1%	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	10/31/08	10/31/07

Brazil	19%	17%
Indonesia	9%	6%
Mexico	9%	3%
Venezuela	7%	10%
Turkey	7%	13%
Peru	6%	6%
Russia	5%	4%
Argentina	4%	10%
Philippines	4%	6%
Dominican Republic	4%	1%
Uruguay	3%	3%
Netherlands	3%	3%
Ukraine	2%	2%
Columbia	2%	5%
Egypt	2%	3%
Gabon	2%	—
Georgia	2%	—
Other	10%	8%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure	10/31/08	10/31/07

United States Dollar	89%	75%
Chinese Yuan Renminbi	3%	2%
Mexican Peso	2%	—
Brazilian Real	1%	4%
Peruvian Nouveau Sol	1%	3%
Turkish Lira	1%	2%
Indonesian Rupiah	1%	3%
Egyptian Pound	1%	3%
Ukraine Hryvna	1%	—
Russian Ruble	—	5%
Argentine Peso	—	1%
South African Rand	—	2%
	100%	100%
Average Maturity (Excludes Cash Equivalents)	10/31/08	10/31/07

Under 3 years	8%	5%
3-4.99 years	15%	15%
5-9.99 years	38%	29%
10 years or greater	39%	51%
	100%	100%

Currency exposure and average life are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Principal Amount ($)(a)	Value ($)

Bonds 90.0%
Argentina 4.1%
Republic of Argentina:
Zero Coupon, 7/22/2003* EUR	750,000	282,520
GDP Linked Note, 12/15/2035	11,380,000	323,522
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	300,000	52,500
3.0%**, 4/30/2013 (PIK)	1,293,750	434,594
Series MAY, 7.0%, 3/18/2004* EUR	130,000	45,565
Series X, 7.0%, 4/17/2017	5,520,000	1,254,495
8.0%, 10/30/2009* EUR	511,292	171,877
8.28%, 12/31/2033 (PIK)	605,777	154,473
Series BGLO, 8.375%, 12/20/2003*	4,200,000	666,000
REG S, 9.0%, 5/24/2005* EUR	520,000	202,621
9.0%, 5/26/2009* EUR	2,550,000	893,778
Series E, 9.25%, 7/20/2004* EUR	3,000,000	1,037,165
9.75%, 11/26/2003* EUR	850,000	317,123
10.0%, 12/7/2004* EUR	2,000,000	669,138
Series XW, 11.0%, 12/4/2005*	700,000	105,000
Series BGL4, 11.0%, 10/9/2006*	500,000	90,000
Series 2018, 12.25%, 6/19/2018*	2,292,300	412,614
(Cost $14,246,789)		7,112,985
Brazil 18.1%
Banco Nacional de Desenvolvimento Economico e Social, REG S, 6.369%, 6/16/2018	10,950,000	8,979,000
DASA Finance Corp., REG S, 8.75%, 5/29/2018	1,610,000	801,909
Federative Republic of Brazil:
7.125%, 1/20/2037	8,000,000	7,348,000
8.25%, 1/20/2034	3,600,000	3,492,000
Independencia International Ltd.:
REG S, 9.875%, 5/15/2015	1,610,000	676,200
REG S, 9.875%, 1/31/2017	1,200,000	480,000
ISA Capital do Brasil SA, REG S, 8.8%, 1/30/2017	2,000,000	1,340,000
Nota do Tesouro Nacional, 10.0%, 1/1/2017 BRL	26,400,000	8,472,615
(Cost $44,186,412)		31,589,724
China 0.9%
Parkson Retail Group Ltd.:
7.125%, 5/30/2012	670,000	388,600
7.875%, 11/14/2011	1,967,000	1,081,850
(Cost $2,672,483)		1,470,450
Colombia 2.0%
EEB International Ltd., REG S, 8.75%, 10/31/2014	1,000,000	815,000
Republic of Colombia, 7.375%, 9/18/2037	3,150,000	2,583,000
(Cost $4,517,244)		3,398,000
Dominican Republic 3.4%
Cerveceria Nacional Dominicana, REG S, 16.0%, 3/27/2012	2,800,000	2,128,280
Dominican Republic:
REG S, 8.625%, 4/20/2027	2,700,000	1,161,000
REG S, 9.04%, 1/23/2018	5,136,991	2,696,921
(Cost $11,099,103)		5,986,201
Ecuador 1.3%
Republic of Ecuador:
REG S, 9.375%, 12/15/2015	1,610,000	547,400
REG S, 10.0%, 8/15/2030	3,570,000	1,035,300
REG S, 12.0%, 11/15/2012	2,203,200	727,056
(Cost $7,230,434)		2,309,756
Egypt 1.8%
Republic of Egypt, Treasury Bill, Series 91, 12.65%***, 11/18/2008 (Cost $3,255,602) EGP	17,900,000	3,187,140
El Salvador 1.2%
Republic of El Salvador:
REG S, 7.65%, 6/15/2035	1,770,000	973,500
REG S, 8.25%, 4/10/2032	1,750,000	1,137,500
(Cost $3,878,454)		2,111,000
Gabon 1.7%
Republic of Gabon, REG S, 8.2%, 12/12/2017 (Cost $5,019,765)	4,930,000	3,007,300
Georgia 1.5%
Republic of Georgia, 7.5%, 4/15/2013 (Cost $4,215,832)	4,170,000	2,628,268
Ghana 1.2%
Republic of Ghana, REG S, 8.5%, 10/4/2017 (Cost $3,369,511)	3,320,000	2,158,000
Indonesia 8.9%
Majapahit Holding BV:
REG S, 7.25%, 6/28/2017	1,600,000	939,298
REG S, 7.75%, 10/17/2016	4,300,000	2,583,741
Republic of Indonesia:
REG S, 6.875%, 3/9/2017	690,000	450,981
REG S, 6.875%, 1/17/2018	700,000	458,299
REG S, 7.75%, 1/17/2038	900,000	468,000
REG S, 8.5%, 10/12/2035	5,840,000	3,721,791
Series FR49, 9.0%, 9/15/2013 IDR	26,700,000,000	1,798,243
Series FR23, 11.0%, 12/15/2012 IDR	51,400,000,000	3,876,682
Series FR-16, 13.45%, 8/15/2011 IDR	14,600,000,000	1,233,855
(Cost $24,842,929)		15,530,890
Iraq 1.1%
Republic of Iraq, REG S, 5.8%, 1/15/2028 (Cost $2,368,738)	3,780,000	1,890,000
Israel 0.6%
Israel Electric Corp., Ltd., REG S, 7.25%, 1/15/2019 (Cost $1,068,192)	1,070,000	957,487
Luxembourg 0.7%
TNK-BP Finance SA, Series 2, REG S, 7.5%, 7/18/2016 (Cost $1,237,500)	2,750,000	1,155,000
Mexico 8.6%
Desarrolladora Homex SAB de CV, 7.5%, 9/28/2015	520,000	312,000
Mexican Bonds:
Series A, 6.05%, 1/11/2040	2,820,000	2,140,944
Series M-10, 7.25%, 12/15/2016 MXN	26,100,000	1,855,549
8.3%, 8/15/2031	2,240,000	2,307,200
Series M-20, 10.0%, 12/5/2024 MXN	24,200,000	2,075,548
Series M-30, 10.0%, 11/20/2036 MXN	49,400,000	4,347,661
Pemex Project Funding Master Trust, REG S, 6.625%, 6/15/2038	2,710,000	2,018,950
(Cost $18,937,239)		15,057,852
Netherlands 2.6%
GTB Finance BV, 8.5%, 1/29/2012	3,900,000	2,340,000
HSBK Europe BV, REG S, 9.25%, 10/16/2013	1,600,000	864,000
KazMunaiGaz Finance Sub BV, Series 1, REG S, 8.375%, 7/2/2013	2,160,000	1,339,200
(Cost $7,363,527)		4,543,200
Panama 0.8%
Republic of Panama, 8.875%, 9/30/2027 (Cost $1,765,373)	1,400,000	1,302,000
Peru 5.2%
Republic of Peru:
6.55%, 3/14/2037	4,600,000	3,174,000
Series 7, 8.6%, 8/12/2017 PEN	2,100,000	631,250
9.91%, 5/5/2015 PEN	15,900,000	5,293,278
(Cost $12,582,300)		9,098,528
Philippines 3.7%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027	3,350,000	2,668,536
Republic of Philippines:
8.0%, 1/15/2016	280,000	260,400
9.375%, 1/18/2017	1,100,000	1,100,000
9.5%, 2/2/2030	2,320,000	2,366,400
(Cost $8,293,688)		6,395,336
Russia 1.4%
Evraz Group SA:
REG S, 8.25%, 11/10/2015	2,600,000	962,000
REG S, 8.875%, 4/24/2013	1,300,000	539,500
Red Arrow International Leasing, "A", 8.375%, 6/30/2012 RUB	57,736,842	991,762
(Cost $6,054,934)		2,493,262
Serbia 1.1%
Republic of Serbia, REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024 (Cost $2,905,273)	3,049,000	1,981,850
Turkey 6.2%
Republic of Turkey:
6.875%, 3/17/2036	7,200,000	4,896,000
8.0%, 2/14/2034	3,200,000	2,528,000
CPI Linked, 10.0%, 2/15/2012 TRY	5,098,477	2,576,406
16.0%, 3/7/2012 TRY	1,440,000	765,923
(Cost $15,537,057)		10,766,329
Ukraine 1.1%
Government of Ukraine, REG S, 6.75%, 11/14/2017 (Cost $4,315,396)	4,810,000	1,963,610
United States 1.4%
US Treasury Bond, 4.75%, 2/15/2037	1,300,000	1,378,304
US Treasury Note, 3.5%, 2/15/2018	1,000,000	972,734
(Cost $2,312,140)		2,351,038
Uruguay 2.7%
Republic of Uruguay:
7.625%, 3/21/2036	2,310,000	1,386,000
7.875%, 1/15/2033 (PIK)	3,670,000	2,275,400
8.0%, 11/18/2022	1,560,000	1,060,800
(Cost $7,788,040)		4,722,200
Venezuela 6.7%
Petroleos de Venezuela SA, 5.25%, 4/12/2017	8,100,000	3,078,000
Republic of Venezuela:
5.75%, 2/26/2016	5,500,000	2,530,000
8.5%, 10/8/2014	4,381,000	2,453,360
REG S, 9.0%, 5/7/2023	1,600,000	720,000
10.75%, 9/19/2013	4,351,000	2,958,680
(Cost $20,590,002)		11,740,040
Total Bonds (Cost $241,653,957)		156,907,446

Loan Participations and Assignments 4.4%
Russia 3.2%
AK Transneft, REG S, 8.7%, 8/7/2018	2,000,000	1,192,220
Gazprom, REG S, 7.288%, 8/16/2037	1,000,000	543,644
Gazprombank, 7.25%, 2/22/2010 RUB	12,800,000	363,375
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	6,230,000	3,199,479
Russian Standard Finance SA, Series 2, REG S, 7.5%, 10/7/2010	680,000	217,375
(Cost $9,639,851)		5,516,093
Ukraine 1.2%
Alfa Bank-Ukraine, Series 2006-02, 9.75%, 12/22/2009	2,200,000	1,419,000
Export-Import Bank of Ukraine, 7.65%, 9/7/2011	2,000,000	700,000
(Cost $4,220,649)		2,119,000
Total Loan Participations and Assignments (Cost $13,860,500)		7,635,093
	Shares	Value ($)

Cash Equivalents 0.6%
Cash Management QP Trust, 2.30% (b) (Cost $1,019,409)	1,019,409	1,019,409
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $256,533,866)+	95.0	165,561,948
Other Assets and Liabilities, Net	5.0	8,643,145
Net Assets	100.0	174,205,093
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Republic of Argentina:	Zero Coupon	7/22/2003	750,000	EUR	287,140	282,520
	7.0%	3/18/2004	130,000	EUR	48,882	45,565
	8.0%	10/30/2009	511,292	EUR	194,841	171,877
	8.375%	12/20/2003	4,200,000	USD	1,215,156	666,000
	9.0%	5/24/2005	520,000	EUR	195,329	202,621
	9.0%	5/26/2009	2,550,000	EUR	951,528	893,778
	9.25%	7/20/2004	3,000,000	EUR	1,131,461	1,037,165
	9.75%	11/26/2003	850,000	EUR	322,360	317,123
	10.0%	12/7/2004	2,000,000	EUR	757,289	669,138
	11.0%	12/4/2005	700,000	USD	174,678	105,000
	11.0%	10/9/2006	500,000	USD	156,300	90,000
	12.25%	6/19/2018	2,292,300	USD	748,436	412,614
					6,183,400	4,893,401
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $256,547,881. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $90,985,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,040,795.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CPI: Consumer Price Index

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

As of October 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
BRL	2,677,000	USD	1,934,486	11/10/2008	436,296
BRL	8,334,000	USD	5,002,401	11/10/2008	1,171,381
EGP	9,923,000	USD	1,842,472	11/10/2008	69,880
EUR	2,639,000	USD	3,598,039	1/23/2009	241,396
IDR	25,806,364,000	USD	2,674,235	11/10/2008	312,636
IDR	25,423,331,000	USD	2,571,910	11/10/2008	245,364
IDR	9,769,822,000	USD	943,944	11/10/2008	49,886
MXN	63,305,000	USD	5,591,592	1/23/2009	448,180
PEN	7,641,000	USD	2,545,303	11/10/2008	64,217
PEN	5,230,000	USD	1,729,783	11/10/2008	31,566
RUB	55,061,000	USD	2,233,332	11/10/2008	192,230
TRY	3,000,000	USD	2,111,338	1/23/2009	232,075
Total unrealized appreciation					3,495,107
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	5,661,494	CNY	39,220,000	2/10/2009	(11,355)
USD	828,040	IDR	8,354,921,000	11/10/2008	(63,462)
USD	511,076	MXN	6,595,000	1/23/2009	(9,663)
USD	1,966,076	UAH	10,200,000	1/23/2009	(310,755)
Total unrealized depreciation					(395,235)
Currency Abbreviations
BRL Brazilian Real
CNY Chinese Yuan Renminbi
EGP Egyptian Pound
EUR Euro
IDR Indonesian Rupiah
MXN Mexican Peso
PEN Peruvian Nouveau Sol
RUB Russian Ruble
TRY Turkish Lira
UAH Ukraine Hryvna
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments: Investments in securities, at value (cost $255,514,457)	$ 164,542,539
Investment in Cash Management QP Trust (cost $1,019,409)	1,019,409
Total investments, at value (cost $256,533,866)	165,561,948
Foreign currency, at value (cost $509,048)	461,743
Receivable for investments sold	776,520
Receivable for Fund shares sold	753,528
Interest receivable	4,588,307
Foreign taxes recoverable	22,462
Unrealized appreciation on forward foreign currency exchange contracts	3,495,107
Other assets	41,331
Total assets	175,700,946
Liabilities
Cash overdraft	163,800
Payable for Fund shares redeemed	371,936
Unrealized depreciation on forward foreign currency exchange contracts	395,235
Net payable on closed forward foreign currency exchange contracts	185,938
Accrued management fee	133,564
Other accrued expenses and payables	245,380
Total liabilities	1,495,853
Net assets, at value	$ 174,205,093
Net Assets Consist of
Undistributed net investment income	4,696,601
Net unrealized appreciation (depreciation) on: Investments	(90,971,918)
Foreign currency	2,933,911
Accumulated net realized gain (loss)	(22,966,163)
Paid-in capital	280,512,662
Net assets, at value	$ 174,205,093

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($19,020,566 ÷ 2,389,988 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.96
Maximum offering price per share (100 ÷ 95.50 of $7.96)	$ 8.34

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,412,855 ÷ 176,752 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.99

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,440,234 ÷ 807,156 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.98
Class S Net Asset Value, offering and redemption price(a) per share ($111,566,250 ÷ 14,009,477 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.96
Institutional Class Net Asset Value, offering and redemption price(a) per share ($35,765,188 ÷ 4,489,988 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.97
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $81,086)	$ 20,523,038
Interest — Cash Management QP Trust	193,052
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	30,152
Total Income	20,746,242
Expenses: Management fee	1,728,173
Administration fee	259,876
Services to shareholders	443,613
Distribution and service fees	235,010
Custodian fee	135,537
Professional fees	90,337
Reports to shareholders	82,113
Registration fees	68,392
Directors' fees and expenses	11,040
Other	53,951
Total expenses before expense reductions	3,108,042
Expense reductions	(39,556)
Total expenses after expense reductions	3,068,486
Net investment income	17,677,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $80,334)	(8,188,767)
Foreign currency	(912,291)
(9,101,058)
Change in net unrealized appreciation (depreciation) on: Investments	(100,249,232)
Foreign currency	3,517,470
(96,731,762)
Net gain (loss)	(105,832,820)
Net increase (decrease) in net assets resulting from operations	$ (88,155,064)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income	$ 17,677,756	$ 15,426,748
Net realized gain (loss)	(9,101,058)	5,312,366
Change in net unrealized appreciation (depreciation)	(96,731,762)	744,018
Net increase (decrease) in net assets resulting from operations	(88,155,064)	21,483,132
Distributions to shareholders from: Net investment income: Class A	(2,253,859)	(1,842,527)
Class B	(105,786)	(121,448)
Class C	(559,142)	(546,007)
Class S	(10,382,501)	(12,663,390)
Institutional Class	(1,614,792)	—
Total distributions	(14,916,080)	(15,173,372)
Fund share transactions: Proceeds from shares sold	117,740,626	97,997,814
Reinvestment of distributions	12,783,735	12,813,365
Cost of shares redeemed	(111,469,028)	(67,132,032)
Redemption fees	6,973	11,462
Net increase (decrease) in net assets from Fund share transactions	19,062,306	43,690,609
Increase (decrease) in net assets	(84,008,838)	50,000,369
Net assets at beginning of period	258,213,931	208,213,562
Net assets at end of period (including undistributed net investment income of $4,696,601 and $1,073,014, respectively)	$ 174,205,093	$ 258,213,931

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 12.12	$ 11.31	$ 10.33	$ 9.53
Income (loss) from investment operations: Net investment income[a]	.77	.79	.68	.66	.51
Net realized and unrealized gain (loss)	(4.64)	.37	.82	.81	.79
Total from investment operations	(3.87)	1.16	1.50	1.47	1.30
Less distributions from: Net investment income	(.66)	(.79)	(.69)	(.49)	(.50)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.96	$ 12.49	$ 12.12	$ 11.31	$ 10.33
Total Return (%)[b]	(32.54)[c]	9.92	13.58[c]	14.44[c]	14.01[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	43	18	12	7
Ratio of expenses before expense reductions (%)	1.34	1.34	1.68	1.69	1.82
Ratio of expenses after expense reductions (%)	1.34	1.34	1.56	1.54	1.54
Ratio of net investment income (%)	6.59	6.40	5.83	6.03	5.19
Portfolio turnover rate (%)	99	173	224	283	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.53	$ 12.17	$ 11.35	$ 10.36	$ 9.55
Income (loss) from investment operations: Net investment income[a]	.68	.68	.59	.58	.44
Net realized and unrealized gain (loss)	(4.66)	.37	.83	.82	.79
Total from investment operations	(3.98)	1.05	1.42	1.40	1.23
Less distributions from: Net investment income	(.56)	(.69)	(.60)	(.41)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.99	$ 12.53	$ 12.17	$ 11.35	$ 10.36
Total Return (%)[b,c]	(33.07)	8.94	12.79	13.54	13.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	3	2
Ratio of expenses before expense reductions (%)	2.21	2.28	2.58	2.62	2.73
Ratio of expenses after expense reductions (%)	2.12	2.19	2.33	2.28	2.31
Ratio of net investment income (%)	5.80	5.54	5.06	5.28	4.42
Portfolio turnover rate (%)	99	173	224	283	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.14	$ 11.33	$ 10.35	$ 9.55
Income (loss) from investment operations: Net investment income[a]	.68	.69	.59	.58	.44
Net realized and unrealized gain (loss)	(4.65)	.37	.82	.81	.78
Total from investment operations	(3.97)	1.06	1.41	1.39	1.22
Less distributions from: Net investment income	(.56)	(.69)	(.60)	(.41)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.98	$ 12.51	$ 12.14	$ 11.33	$ 10.35
Total Return (%)[b]	(33.07)[c]	9.06	12.80[c]	13.57[c]	13.16[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	13	6	4	7
Ratio of expenses before expense reductions (%)	2.13	2.13	2.45	2.43	2.46
Ratio of expenses after expense reductions (%)	2.11	2.13	2.32	2.29	2.31
Ratio of net investment income (%)	5.81	5.60	5.07	5.28	4.42
Portfolio turnover rate (%)	99	173	224	283	236
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 12.13	$ 11.31	$ 10.33	$ 9.53
Income (loss) from investment operations: Net investment income[a]	.80	.81	.71	.69	.54
Net realized and unrealized gain (loss)	(4.65)	.37	.83	.81	.78
Total from investment operations	(3.85)	1.18	1.54	1.50	1.32
Less distributions from: Net investment income	(.68)	(.82)	(.72)	(.52)	(.52)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 7.96	$ 12.49	$ 12.13	$ 11.31	$ 10.33
Total Return (%)[b]	(32.41)	10.10	13.90	14.71	14.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	199	182	154	142
Ratio of expenses before expense reductions (%)	1.12	1.19	1.40	1.43	1.61
Ratio of expenses after expense reductions (%)	1.10	1.15	1.27	1.31	1.29
Ratio of net investment income (%)	6.82	6.58	6.12	6.26	5.44
Portfolio turnover rate (%)	99	173	224	283	236
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Year ended October 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.11
Income (loss) from investment operations: Net investment income[b]	.56
Net realized and unrealized gain (loss)	(4.18)
Total from investment operations	(3.62)
Less distributions from: Net investment income	(.52)
Redemption fees	.00***
Net asset value, end of period	$ 7.97
Total Return (%)	(31.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36
Ratio of expenses (%)	.96*
Ratio of net investment income (%)	7.57*
Portfolio turnover rate (%)	99
[a] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On March 3, 2008, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Loan Participations/Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $22,952,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2009 ($12,344,000) and October 31, 2016 ($10,608,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 7,361,228
Capital loss carryforwards	$ (22,952,000)
Unrealized appreciation (depreciation) on investments	$ (90,985,933)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income	$ 14,916,080	$ 15,173,372

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $256,486,674 and $235,838,170, respectively. Purchases and sales of US Treasury obligations aggregated $10,526,031 and $8,720,892, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment Advisor to the Fund. The Fund's board has approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMISL.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Next $500 million of such net assets	.650%
Next $1.0 billion of such net assets	.635%
Over $2.0 billion of such net assets	.620%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

Effective December 1, 2008, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.59% of the Fund's average daily net assets computed and accrued daily and payable monthly.

For the period from November 1, 2007, through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.13%
Class S	1.13%

For Institutional Class shares, for the period from March 3, 2008 (commencement of Institutional Class shares) through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.13%.

Effective October 1, 2008, through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class S	1.05%
Institutional Class	1.05%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $259,876, of which $17,604 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2008
Class A	$ 44,409	$ 2,927	$ 3,911
Class B	4,999	1,858	794
Class C	14,973	1,782	449
Class S	196,019	31,635	12,608
Institutional Class	198	—	128
	$ 260,598	$ 38,202	$ 17,890

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 16,755	$ 1,059
Class C	87,550	4,849
	$ 104,305	$ 5,908

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	95,810	$ 1,192.24%
Class B	5,501	286.25%
Class C	29,394	1,162.25%
	$ 130,705	$ 2,640

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008, aggregated $8,396.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and C shares aggregated $8,306 and $8,082, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $14 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $29,192, of which $10,945 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $1,354 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2008, the DWS Alternative Asset Allocation Plus Fund held 19% of the total shares outstanding of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,490,028	$ 17,411,355	3,047,088	$ 37,604,641
Class B	47,393	564,290	93,383	1,155,522
Class C	195,500	2,336,808	728,152	9,032,800
Class S	3,729,397	44,289,056	4,056,243	50,204,851
Institutional Class*	4,474,909	53,139,117	—	—
		$ 117,740,626		$ 97,997,814
Shares issued to shareholders in reinvestment of distributions
Class A	152,357	$ 1,775,839	111,185	$ 1,361,031
Class B	6,045	70,593	6,629	81,518
Class C	32,237	376,618	30,480	374,370
Class S	768,484	8,945,893	897,621	10,996,446
Institutional Class*	142,414	1,614,792	—	—
		$ 12,783,735		$ 12,813,365
Shares redeemed
Class A	(2,714,585)	$ (30,269,539)	(1,178,255)	$ (14,456,474)
Class B	(67,862)	(769,327)	(73,836)	(902,329)
Class C	(489,699)	(5,519,489)	(209,278)	(2,559,339)
Class S	(6,440,538)	(73,619,291)	(4,002,964)	(49,213,890)
Institutional Class*	(127,335)	(1,291,382)	—	—
		$ (111,469,028)		$ (67,132,032)
Redemption fees		$ 6,973		$ 11,462
Net increase (decrease)
Class A	(1,072,200)	$ (11,081,696)	1,980,018	$ 24,512,961
Class B	(14,424)	(134,444)	26,176	335,743
Class C	(261,962)	(2,806,003)	549,354	6,848,188
Class S	(1,942,657)	(20,378,078)	950,900	11,993,717
Institutional Class*	4,489,988	53,462,527	—	—
		$ 19,062,306		$ 43,690,609
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and the Shareholders of DWS Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Emerging Markets Fixed Income Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2008	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Aberdeen Asset Management Investment Services Limited ("AAMISL") in September 2008. As noted below, in the case of AAMISL, the Board also determined to terminate the Sub-Advisory Agreement as of December 1, 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisoris in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and AAMISL's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and AAMISL provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and AAMISL to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and AAMISL. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of AAMISL as the Fund's subadvisor and the introduction of a new portfolio management team effective December 1, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and AAMISL historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisers by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisers by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to AAMISL, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and AAMISL.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Emerging Markets Fixed Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EMERGING MARKETS FIXED INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$73,578	$0	$0	$0
2007	$68,825	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008